Exhibit 10.29

Exclusive Option Agreement

This Exclusive Option Agreement (“Agreement”) is executed as of May 29, 2018 by and among the following parties in Beijing, China.

Party A:                                                 Wuhan Douyu Culture Network Technology Co., Ltd., a limited liability company incorporated and existing under the PRC laws, with its registered address at No.007, Room A301, 3rd Floor, Building B1, Software Industry Phase 4.1, No.1 Software Park East Road, East Lake New Technology Development Zone, Wuhan (Wuhan Free Trade Zone).

Party B:                                                 Shaojie Chen, a PRC citizen ID card No. of [             ].

Party C:                                                  Wuhan Ouyue Online TV Co., Ltd., a limited liability company incorporated and existing under the PRC laws, with its registered address at Room 01, 7th Floor, Building B4, Software Industry Phase 4.1, No.1 Software Park East Road, East Lake New Technology Development Zone, Wuhan.

Party A, Party B and Party C are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS,

1.                                               Party B holds approximately 100% equity interest of Party C; and

2.                                               Party B intends to grant Party A an irrevocable and exclusive option to purchase all equity of Party C held by Party B; and Party B and Party C intend to grant Party A an irrevocable and exclusive option to purchase all assets of Party C;

NOW, THEREFORE, the Parties, upon negotiation, hereby agree as follows:

1.                                              Purchase and Sale of Equity

1.1                                       Grant of Rights

Party B hereby irrevocably grants Party A, to the extent permitted by the laws of the People’s Republic of China (the “PRC”), an irrevocable and exclusive option to purchase all or part of equity of Party C held by Party B by itself or one or several persons it designates (“Designee”) from Party B at any time, once or more times, per the exercise steps at Party A’s sole discretion and at the price set forth in Article 1.3 hereof (“Equity Call Option”). No third person other than Party A and the Designee may enjoy the Equity Call Option or other rights related to the equity held by Party B. Party C hereby agrees that Party B grants the Equity Call Option to Party A. For the purpose of this clause and this Agreement, a “Person” refers to any individual, corporation, joint venture, partnership, enterprise, trust or unincorporated organization.

1.2                                       Exercise Steps

Party A shall exercise its Equity Call Option subject to the PRC laws and regulations. When exercising the Equity Call Option, Party A shall give a written notice to Party B (“Equity Purchase Notice”), specifying (a) the decision made by Party A or the Designee on the exercise of the Equity Call Option; (b) the percentage of equity proposed to be purchased by Party A or the Designee from Party B (“Purchased Equity”); and (c) the purchase date/transfer date of the Purchased Equity.

1.3                                       Equity Purchase Price and Payment Thereof

The purchase price for the Purchased Equity (“Equity Purchase Price”) shall be CNY1 or the lowest price permitted by the then PRC laws or the competent governmental authority, whichever lower, unless the PRC laws or the competent governmental authority requires evaluation thereof when Party A or the Designee exercises the option. Upon necessary tax withholding and payment for the Equity Purchase Price in accordance with the PRC laws, if necessary, Party A or the Designee shall pay the Equity Purchase Price to the account designated by Party B within seven (7) days as of the official transfer of the Purchased Equity to Party A or the Designee.

1.4                                       Transfer of Purchased Equity

At each exercise of the Equity Call Option by Party A:

1.4.1                              Party B shall cause Party C to timely convene the shareholders’ meeting, on which, a resolution shall be adopted to approve the transfer of the Purchased Equity from Party B to Party A and/ or the Designee;

1.4.2                              Party B shall enter into an equity transfer contract with Party A and/or (where applicable) the Designee for each transfer in accordance with the provisions of this Agreement and the Equity Purchase Notice;

1.4.3                              The relevant parties shall sign all other requisite contracts, agreements or documents (including but not limited to the amendment to the articles of association), obtain all requisite licenses and permits from the government (including but not limited to the business license of the company), and take all necessary actions, so as to transfer the valid ownership of the Purchased Equity to Party A and/or the Designee free of any security interest and cause Party A and/or the Designee to be the registered owner of the Purchased Equity. For the purpose of this clause and this Agreement, “Security Interest” includes guarantee, mortgage, third-party right or interest, any share option, right to acquire, right of first refusal, right of offset, retention of title or other security arrangements; and for the sake of clarity, security interest excludes any security interest created under this Agreement and Party B’s Share Pledge Agreement. The “Party B’s Share Pledge Agreement” mentioned in this clause and this Agreement refers to the share pledge agreement entered into by Party A, Party B and Party C on the date hereof (“Share Pledge Agreement”), whereby Party B pledges all equity of Party C held by Party B to Party A for the purpose of guaranteeing Party C’s performance of the obligations under the Exclusive Business Cooperation Agreement by and between Party C and Party A entered into on the date hereof (“Exclusive Business Cooperation Agreement”).

2.                                              Purchase and Sale of Assets

2.1                                       Grant of Rights

Party C hereby irrevocably grants Party A, to the extent permitted by the PRC laws, an irrevocable and exclusive option to purchase all or part of assets of Party C by itself or one or several Persons it designates (“Designee”) from Party C at any time, once or more times, per the exercise steps at Party A’s sole discretion and at the price set forth in Article 2.3 hereof (“Asset Purchase Option”). No third person other than Party A and the Designee may enjoy the Asset Purchase Option or other rights related to Party C’s assets. Party B, as a shareholder of Party C, hereby agrees that Party C grants the Asset Purchase Option to Party A. For the purpose of this clause and this Agreement, a “Person” refers to any individual, corporation, joint venture, partnership, enterprise, trust or unincorporated organization.

2.2                                       Exercise Steps

Party A shall exercise its Asset Purchase Option subject to the PRC laws and regulations. When exercising the Asset Purchase Option, Party A shall give a written notice to Party C (“Notice for Assets Purchase”), specifying (a) the decision made by Party A or the Designee on the exercise of the Asset Purchase Option; (b) the assets share proposed to be purchased by Party A or the Designee from Party C (“Purchased Assets”); and (c) the purchase date/transfer date of the Purchased Assets.

2.3                                       Assets Purchase Price and Payment Thereof

The purchase price for the Purchased Assets (“Assets Purchase Price”) shall be the lowest price permitted by the then PRC laws or the competent governmental authority, unless the PRC laws or the competent governmental authority requires evaluation thereof when Party A or the Designee exercises the option. Upon necessary tax withholding and payment for the Assets Purchase Price in accordance with the PRC laws, if necessary, Party A or the Designee shall pay the Assets Purchase Price to the account designated by Party C within seven (7) days as of the official transfer of the Purchased Assets to and the registration thereof in the name of Party A or the Designee. The Assets Purchase Price shall be refunded in full to Party A or the Designee within one month as of the receipt by Party C.

2.4                                       Transfer of Purchased Assets

At each exercise of the Asset Purchase Option by Party A:

2.4.1                              Party C shall timely convene the shareholders’ meeting, on which, a resolution shall be adopted to approve the transfer of the Purchased Assets from Party C to Party A and/ or the Designee. As for the adoption of such resolution, the shareholders of Party C shall give all necessary cooperation;

2.4.2                              Party C shall enter into an assets transfer contract with Party A and/or (where applicable) the Designee for each transfer in accordance with the provisions of this Agreement and the Assets Purchase Notice;

2.4.3                              The relevant parties shall sign all other requisite contracts, agreements or documents (including but not limited to the amendment to the articles of association), obtain all requisite licenses and permits from the government (including but not limited to the business license of the company), and take all necessary actions, so as to transfer the valid ownership of the Purchased Assets to Party A and/or the Designee free of any security interest and cause Party A and/or the Designee to be the registered owner of the Purchased Assets. For the purpose of this clause and this Agreement, “Security Interest” includes guarantee, mortgage, third-party right or interest, any share option, right to acquire, right of first refusal, right of offset, retention of title or other security arrangements; and for the sake of clarity, excludes any security interest created under this Agreement and Party B’s Share Pledge Agreement. The term of “Party B’s Share Pledge Agreement” mentioned in this clause and this Agreement refers to the share pledge agreement entered into by Party A, Party B and Party C on the date hereof (“Share Pledge Agreement”), whereby Party B pledges all equity of Party C held by Party B to Party A for the purpose of guaranteeing Party C’s performance of the obligations under the Exclusive Business Cooperation Agreement by and between Party C and Party A entered into on the date hereof (“Exclusive Business Cooperation Agreement”).

3.                                              Covenants

3.1                                       Covenants concerning Party C

Party B, as a shareholder of Party C, and Party C each hereby covenants that:

3.1.1                              Without the prior written consent of Party A, it shall not supplement, revise or amend the articles of association or bylaws of Party C in any form, or increase or decrease its registered capital, or otherwise change its registered capital structure;

3.1.2                              It shall maintain the corporate existence of Party C according to good financial and business standards and practices, and prudently and effectively conduct its business and transact its affairs, and cause Party C to perform its obligations under the Exclusive Business Cooperation Agreement;

3.1.3                              Without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose any legal or beneficial interests in and to any assets, business or revenue of Party C, or permit the creation of any encumbrance of security interests thereon, at any time from the date hereof;

3.1.4                              Upon the statutory liquidation set forth in Article 4.6, Party B will pay any remaining residual value collected by it on a non-two-way payment basis to Party A in full amount, or cause such payment. If the PRC laws prohibit such payment, Party B shall pay Party A or the party designated by Party A such revenue to the extent permitted by the PRC laws;

3.1.5                              Without the prior written consent of Party A, Party C shall not incur, inherit, guarantee or permit the existence of any debt, except for (i) debts arising in the ordinary course of business other than through loan; and (ii) debts disclosed to Party A and consented by Party A in writing;

3.1.6                              It shall always conduct all of Party C’s business in the ordinary course of business to maintain the asset value of Party C, and refrain from any act or omission which may affect the operating condition or asset value of Party C;

3.1.7                              Without prior written consent of Party A, it shall not cause Party C to enter into any material contract, other than in the ordinary course of business (for the purpose of this paragraph, if the value of a contract exceeds CNY100,000, it shall be deemed as a material contract);

3.1.8                              Without the prior written consent of Party A, it shall not cause Party C to provide any loan or credit or security in any form to any person;

3.1.9                              At the request of Party A, it shall provide Party A with all information on the operational and financial condition of Party C;

3.1.10                       If requested by Party A, Party C shall take out insurance for Party C’s assets and business with an insurer acceptable by Party A, the amount and types of which shall be consistent with those of the companies engaging in similar business;

3.1.11                       Without prior written consent of Party A, it shall not cause or allow Party C to merge or consolidate with any person, or acquire or invest in any person, or cause or allow Party C to sell its asset with a value of more than CNY100,000;

3.1.12                       It shall immediately notify Party A about any pending or threatened litigation, arbitration, or administrative proceeding in connection with Party C’s asset, business or income and any circumstance which may have adverse effect on Party C’s existence, business operation, financial conditions, asset or goodwill, and timely take all measures accepted by Party A to eliminate such adverse conditions or take remedial measures effective upon such conditions;

3.1.13                       In order to maintain Party C’s ownership over all of its assets, it shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, or make all necessary and appropriate defenses against all claims;

3.1.14                       Without prior written consent of Party A, it shall procure Party C not to distribute dividends in any form to its shareholders, provided that at the written request of Party A, Party C shall immediately distribute all distributable profits to its shareholders; and

3.1.15                       At the request of Party A, it shall appoint any person designated by Party A as the director of Party C and/or remove any current director of Party C.

3.2                                       Covenants of Party B and Party C

Party B and Party C hereby covenants that:

3.2.1                              Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or otherwise dispose any of its legal or beneficial interest in any equity of Party C it holds, or permit the creation of any encumbrance of security interests thereon, except for the pledge created on such equity pursuant to the Party B’s Share Pledge Agreement;

3.2.2                              Party B shall not require Party C to pay dividend or make other form of profit distribution with respect to Party C’s equity held by Party B, or propose any matter related thereto for resolution at the shareholders’ meeting, or vote in favor of such matter for resolution at the shareholders’ meeting. In any event, should Party B receive any proceeds, profit distribution, dividends from Party C, Party B shall, to the extent permitted by the PRC laws, immediately pay or transfer the same to Party A or a party designated by Party A for the benefit of Party C, as the Service Fee payable by Party C to Party A under the Exclusive Business Cooperation Agreement.

3.2.3                              Party B shall cause the shareholders’ meeting and/or board of directors of Party C not to approve, without the prior written consent of Party A, to sell, transfer, mortgage or otherwise dispose any of the legal or beneficial interest in any equity of Party C held by Party B, or permit the creation of any encumbrance of security interests thereon, except for the pledge created on such equity pursuant to the Party B’s Share Pledge Agreement;

3.2.4                              Party B shall cause the shareholders’ meeting or board of directors of Party C not to approve, without the prior written consent of Party A, to merge or consolidate with any person, or acquire or invest in any person;

3.2.5                              Party B shall immediately notify Party A about any pending or threatened litigation, arbitration or administrative proceedings relating to Party C’s equity it owns;

3.2.6                              Party B shall cause the shareholders’ meeting or board of directors of Party C to vote in favor of the transfer of the Purchased Equity hereunder and take any and all other actions as Party A may request;

3.2.7                              In order to maintain its ownership over Party C’s equity, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, or make all necessary and appropriate defenses against all claims;

3.2.8                              At the request of Party A, Party B shall appoint any person designated by Party A as the director of Party C;

3.2.9                              At Party A’s request at any time, Party B shall immediately and unconditionally transfer its equity of Party C to the Designee of Party A per the Equity Call Option hereunder, and Party B hereby waives its right of first refusal, if any, over the equity transfer of other existing shareholders of Party C; and

3.2.10                       Party B shall be in strict compliance with this Agreement, other contracts entered into by Party B, Party C and Party A jointly or severally, perform its obligations hereunder and thereunder, and refrain from any act/omission which may affect the validity and enforceability thereof. In the event that Party B has any remaining rights with respect to the equity under this Agreement or the share pledge agreement among the Parties hereto or under the Power of Attorney granted in favor of Party A, then unless otherwise instructed by Party A in writing, Party B shall not exercise such rights.

4.                                               Representations and Warranties

Party B and Party C hereby jointly and severally represent and warrant to Party A on the date hereof and each date of transfer of the Purchased Equity that:

4.1                                        It has the authority to execute and deliver this Agreement and any equity transfer contract to which it is a party in connection with its equity to be transferred hereunder (each a “Transfer Contract”) and perform its obligations under this Agreement and any Transfer Contract. Party B and Party C agree that when Party A exercises the Equity Call Option, it will execute a Transfer Contract with the same terms as this Agreement. This Agreement and a Transfer Contract to which it is a party constitute or will constitute its legal, valid and binding obligations and shall be enforceable against it in accordance with their terms;

4.2                                       Neither the execution and delivery of this Agreement or any Transfer Contract nor the obligations under this Agreement or any Transfer Contract will: (i) violate any applicable PRC laws; (ii) conflict with the articles of association, by-laws or other organization documents of Party C; (iii) violate,  or constitute default under, any contract or instrument to which it is a party or which is binding upon it; (iv) cause violation of any condition for granting and/or maintaining the validity of any license or permit granted to any of them; or (v) cause any license or permit granted to any of them to be suspended, canceled or imposed with additional conditions;

4.3                                       Party B has good and marketable title to Party C’s equity held by it. Except for the Party B’s Share Pledge Agreement, Party B has not created any security interest on such equity;

4.4                                       Party C has good and marketable title to the assets it owns and has not created any security interest over such assets;

4.5                                       Party C has no outstanding debt, except for (i) debts arising in the ordinary course of business; and (ii) debts disclosed to Party A and consented by Party A in writing;

4.6                                       If Party C is dissolved or liquidated as required by the PRC laws, Party C shall, to the extent permitted by the PRC laws, sell all of its assets to Party A or other qualified entity designated by Party A at the lowest price permitted by the PRC laws. Party C shall exempt Party A or the qualified entity designated by Party A from any payment obligation incurred thereby, as applicable under the then-current valid PRC laws; or the proceeds from any of such transaction shall be paid to Party A or the qualified entity designated by Party A as part of the Service Fee under the Exclusive Business Cooperation Agreement, as applicable under the then-current valid PRC laws;

4.7                                       Party C will comply with all PRC laws and regulations applicable to asset acquisition; and

4.8                                       There is no pending or threatened litigation, arbitration or administrative proceedings relating to Party C’s equity, Party C’s assets or Party C.

5.                                               Effective Date

This Agreement shall take effect as of the date when the Parties execute this Agreement and be valid for 10 years, and Party A may choose to extend the term. This Agreement shall automatically extend if Party A fails to confirm the extension of this Agreement upon the expiry of the term hereof, until Party A delivers a confirmation letter specifying the extended term of this Agreement.

6.                                               Governing Law and Dispute Resolution

6.1                                        Governing Law

The execution, validity, interpretation, performance, amendment and termination of this Agreement and the resolution of dispute hereunder shall be governed by the PRC laws officially published and publicly available. International legal principles and practices shall apply to the matters on which the PRC laws officially published and publicly available are silent.

6.2                                        Dispute Resolution

Any dispute arising out of the interpretation and performance of this Agreement shall be first resolved by the Parties through friendly negotiation. In case that the Parties fail to resolve such dispute within 30 days as of the request of a Party to other Parties for resolution through negotiation, either Party then may submit such dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in force. The arbitration shall take place in Beijing and the language of arbitration shall be Chinese. The arbitration award shall be final and binding upon the Parties. The arbitral tribunal may rule on compensating or offsetting Party A’s loss caused by the breach of contract of the other Party hereto with respect to Party C’s equity interest, asset or property interest, decide on injunctive relief with respect to business or mandatory asset transfer, or order Party C to go bankrupt. Upon the effectiveness of the arbitral award, either Party may apply with a competent court for enforcement of the arbitration award. When necessary, the arbitration institution may, before the final award on the dispute of the parties, rule that the breaching party immediately ceases the breach or that the breaching party may not act in furtherance of the loss suffered by Party A. The competent courts in Hong Kong, the Cayman Islands or other jurisdiction (including the courts at the domicile of Party C, or the courts at the place where the main assets of Party C or Party A are located, which shall be deemed as competent) shall also be entitled to grant or enforce the award of the tribunal and rule or enforce provisional relief in respect of Party C’s equity interest or property interest, and also make decision or ruling to grant provisional relief to the Party requesting for arbitration pending the composition of the tribunal or in other proper circumstances, such as decision or ruling that the breaching party immediately ceases the breach of contract or that the breaching party may not act in furtherance of the loss suffered by Party A.

7.                                               Taxes and Expenses

Any and all transfer and registration taxes, expenses and costs paid for the preparation and execution of this Agreement and the Transfer Contract and the completion of the transaction contemplated by this Agreement and the Transfer Contract shall be borne by Party A or Party C.

8.                                               Notice

8.1                                        All notices and other communications required or permitted hereunder shall be sent to the following address of the Party by personal delivery, or registered mail with postage prepaid, commercial courier service or fax. For each notice, a confirmation shall be also be sent via email. Such notice shall be deemed validly served on the date below:

8.1.1                              If given by personal delivery, courier service or registered mail with postage prepaid, on the date of delivery or refusal at the recipient address designated in the notice.

8.1.2                              If given by fax, on the date of successful transmission, as evidenced by an automatically generated confirmation of transmission.

8.2                                        For the purpose of notice, the addresses of the Parties shall be as follows:

Party A:                                         Wuhan Douyu Culture Network Technology Co., Ltd.

Address:                                          18th Floor, Building F4, Guanggu Software Park, Guanshan Avenue, Hongshan District, Wuhan, Hubei

Attn.:                                                          Mingming Su

Email:                                                     [         ]

Tel:                                                                    [         ]

Party B:                                         Shaojie Chen

Address:                                          18th Floor, Building F4, Guanggu Software Park, Guanshan Avenue, Hongshan District, Wuhan, Hubei

Tel:                                                                    [       ]

Party C:                                         Wuhan Ouyue Online TV Co., Ltd.

Address:                                          18th Floor, Building F4, Guanggu Software Park, Guanshan Avenue, Hongshan District, Wuhan, Hubei

Attn.:                                                          Mingming Su

Email:                                                     [          ]

Tel:                                                                    [          ]

8.3                                        Either Party may change its address for notice at any time upon notice to the other Parties per this Article.

9.                                               Confidentiality Liabilities

The Parties acknowledge that any oral or written information exchanged with respect to this Agreement shall be confidential information. Each Party shall keep in confidential all such information, and without written consent of the other Parties, it shall not disclose any relevant information to any third party except under the following circumstances: (a) where such information is or becomes known by the general public (for reasons other than the disclosure to the public by the Party receiving such information); (b) where the disclosure of such information is required by applicable laws or stock exchange rules or regulations; or (c) where a Party discloses such information for the purpose of the transaction contemplated herein to its legal or financial advisor which is also bound by the confidentiality obligation similar to that provided in this Article. The disclosure of any confidential information by the staff or organization hired or engaged by a Party shall be deemed as the disclosure of such confidential information by such Party, and such Party shall be held liable for breach of this Agreement. This Article shall survive the termination of this Agreement for whatsoever reason.

10.                                        Further Assurance

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purpose of this Agreement.

11.                                        Miscellaneous

11.1                                Amendment, Change and Supplement

Any amendment, change or supplement to this Agreement shall be made in a written agreement signed by all Parties.

11.2                                 Entire Agreement

Except for the amendments, supplements or changes made in writing after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3                                 Heading

The headings of this Agreement are for reading convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4                                 Language

This Agreement shall be written in Chinese and made in triplicate (3), with Party A, Party B and Party C each holding one (1) copy of the same legal effect.

11.5                                 Severability

Where any provision or several provisions hereof are held to be invalid, illegal or unenforceable in any aspect under any applicable law or regulation, the validity, legality and enforceability of the remaining provisions hereof shall in no way be affected or damaged. The Parties shall, through good-faith negotiation, make efforts to replace such invalid, illegal or unenforceable provisions with valid provisions to the fullest extent permitted by laws and meeting expectations of the Parties, and the economic effects produced by such valid provisions shall be close to the economic effects of such invalid, illegal or unenforceable provisions as much as possible.

11.6                                Successor

This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties.

11.7                                Survival

11.7.1                       Any obligation due or accrued due to this Agreement prior to the expiration or early termination of this Agreement shall survive the expiration or early termination of this Agreement.

11.7.2                       Articles 6, 8, 9 and 11.7 shall survive the termination of this Agreement.

11.8                                Waiver

Any Party may waive the terms and conditions of this Agreement, provided that such waiver shall be made in writing and signed by the Parties. No waiver by a Party of the breach of other Parties in certain circumstances shall be deemed as a waiver by such Party of any similar breach in other circumstances.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date first written above.

Party A:

Wuhan Douyu Culture Network Technology Co., Ltd. (Seal)

/s/ Seal of Wuhan Douyu Culture Network Technology Co., Ltd.
By:	/s/ Shaojie Chen
Name:	Shaojie Chen

Party C:

Wuhan Ouyue Online TV Co., Ltd. (Seal)

/s/ Seal of Wuhan Ouyue Online TV Co., Ltd.
By:	/s/ Shaojie Chen
Name:	Shaojie Chen

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date first written above.

Party B:

Shaojie Chen

By:	/s/ Shaojie Chen
Name:	Shaojie Chen